EXHIBIT 99

                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Chief Financial Officer (814) 726-2140


        Northwest Bancorp, Inc. Announces Increase in Quarterly Earnings
                            and Dividend Declaration


Warren, Pennsylvania January 21, 2003

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended December 31, 2002 of $10.3 million, or $.21 per diluted share. These earnings represent a $1.5 million, or 17% increase over the same quarter last year when net income was $8.8 million, or $.18 per diluted share. The Company's year end is June 30 and the figures currently released are for its second fiscal quarter.

Net income for the six months ended December 31, 2002 increased by $2.5 million, or 13%, to $21.7 million, or $.45 per diluted share compared to $19.2 million, or $.40 per diluted share for the same period last year.

The Company highlighted that it adopted Statement of Financial Accounting Standards No. 147, "Acquisitions of Certain Financial Institutions" (" SFAS 147") on October 1, 2002. This adoption required that the Company no longer amortize approximately $60 million of intangible assets that were recorded in prior years when the Company purchased branch offices. This accounting standard has been applied to both the current and prior year figures and has increased quarterly earnings in both periods by approximately $1.1 million, or $.02 per diluted share.

The annualized returns on average shareholders' equity and average assets were 12.33% and .84%, respectively, for the current quarter compared to 12.10% and ..88% for the same quarter last year. The annualized returns on average shareholders' equity and average assets were 13.25% and .93%, respectively, for the current six-month period compared to 13.50% and .98% for the same period last year.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $.08 per share to shareholders of record as of January 31, 2003 to be paid on February 14, 2003. The $.08 per share dividend represents a 2.2% annualized dividend yield. This also represents the thirty-third consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

The Company's improvement in quarterly earnings resulted primarily from increases in the Company's net interest income and noninterest income. Net interest income increased by $3.9 million, or 13%, as a result of the Company's growth. The Company's growth resulted from acquisitions, branch openings and strong internal growth. Noninterest income, which consists primarily of fees and commissions, increased by $2.3 million, or 47%. This increase resulted from the Company's retail banking growth, its expanded menu of business products and investment management services, the purchase of bank owned life insurance policies and an increase in the gain on sale of mortgage loans.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and currently operates 124 banking locations in Pennsylvania and 5 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, it operates 6 banking locations in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 46 consumer finance offices located throughout Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.


--------------------------------------------------------------------------------
In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and it operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

NORTHWEST BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                 DECEMBER 31,    SEPTEMBER 30,      JUNE 30,
ASSETS                                                                              2002             2002 *          2002 *
-----------------------------------------------------------------              --------------   --------------   ------------
CASH AND CASH EQUIVALENTS                                                      $    49,231          57,561          64,687
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
        INSTITUTIONS                                                               408,149         326,287         153,067
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
        COST OF $447,217, $444,065 AND $426,160)                                   457,151         456,853         435,723
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
        VALUE OF $555,722, $512,972 AND $398,891)                                  550,874         506,751         396,503
                TOTAL CASH, INTEREST-EARNING DEPOSITS AND
                MARKETABLE SECURITIES                                            1,465,405       1,347,452       1,049,980

MORTGAGE LOANS - 1 TO 4 FAMILY                                                   2,125,002       2,138,904       2,016,999
COMMERCIAL REAL ESTATE LOANS                                                       348,450         331,292         304,456
CONSUMER LOANS                                                                     656,464         652,305         617,225
COMMERCIAL BUSINESS LOANS                                                          102,696         102,411          95,968
        TOTAL LOANS RECEIVABLE                                                   3,232,612       3,224,912       3,034,648
ALLOWANCE FOR LOAN LOSSES                                                          (24,969)        (23,828)        (22,042)
        LOANS RECEIVABLE, NET                                                    3,207,643       3,201,084       3,012,606

FEDERAL HOME LOAN BANK STOCK, AT COST                                               31,270          26,342          23,702
ACCRUED INTEREST RECEIVABLE                                                         18,942          19,960          19,738
REAL ESTATE OWNED, NET                                                               4,473           5,041           5,157
PREMISES AND EQUIPMENT, NET                                                         60,634          58,731          55,374
GOODWILL                                                                            76,206          76,206          71,236
OTHER ASSETS                                                                        86,109          80,515          67,742
        TOTAL ASSETS                                                           $ 4,950,682       4,815,331       4,305,535


LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
        NONINTEREST-BEARING DEMAND DEPOSITS                                    $   182,726         187,920         176,243
        INTEREST-BEARING DEMAND DEPOSITS                                           556,635         482,973         429,339
        SAVINGS DEPOSITS                                                         1,301,641       1,219,284       1,106,310
        TIME DEPOSITS                                                            1,951,008       1,976,401       1,881,230
                TOTAL DEPOSITS                                                   3,992,010       3,866,578       3,593,122

        BORROWED FUNDS                                                             488,435         496,026         259,260
        ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                               17,670           9,526          21,065
        ACCRUED INTEREST PAYABLE                                                     4,429           4,741           5,169
        OTHER LIABILITIES                                                           11,990          10,126          11,279
        GUARANTEED PREFERRED BENEFICIAL INTEREST IN THE COMPANY'S
        JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES                          99,000          99,000          99,000
                TOTAL LIABILITIES                                                4,613,534       4,485,997       3,988,895

SHAREHOLDERS' EQUITY:
        COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
                AUTHORIZED, 47,639,626, 47,571,103 AND 47,549,659 ISSUED
                AND OUTSTANDING, RESPECTIVELY                                        4,764           4,757           4,755
        PAID-IN CAPITAL                                                             72,321          71,967          71,838
        RETAINED EARNINGS                                                          253,606         244,298         233,831
        ACCUMULATED OTHER COMPREHENSIVE INCOME:
                NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-
                FOR-SALE, NET OF INCOME TAXES                                        6,457           8,312           6,216
                                                                                   337,148         329,334         316,640
                TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 4,950,682       4,815,331       4,305,535

                                        EQUITY TO ASSETS                              6.81%           6.84%           7.35%
                                        BOOK VALUE PER SHARE                   $      7.08     $      6.92     $      6.66
                                        CLOSING MARKET PRICE                   $     14.79     $     12.73     $     13.21
                                        FULL TIME EQUIVALENTS                        1,460           1,423           1,372
                                        NUMBER OF OFFICES                              135             130             126

        * Adjusted for adoption of SFAS No. 147

NORTHWEST BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED             THREE MONTHS ENDED
                                                                   DECEMBER 31,                   SEPTEMBER 30,
                                                                2002         2001 *          2002 *         2001 *
                                                         --------------   -----------     ----------    -----------
INTEREST INCOME:
        LOANS RECEIVABLE                                 $    58,021         56,702         57,554         57,273
        MORTGAGE-BACKED SECURITIES                             6,512          6,543          6,355          7,367
        TAXABLE INVESTMENT SECURITIES                          2,398          3,383          2,359          2,983
        TAX-FREE INVESTMENT SECURITIES                         2,024          1,455          1,873          1,416
        INTEREST-EARNING DEPOSITS                              1,215            574            870            618
                TOTAL INTEREST INCOME                         70,170         68,657         69,011         69,657

INTEREST EXPENSE:
        DEPOSITS                                              28,397         34,249         28,603         37,539
        BORROWED FUNDS                                         7,459          3,982          6,017          3,663
                TOTAL INTEREST EXPENSE                        35,856         38,231         34,620         41,202

                NET INTEREST INCOME                           34,314         30,426         34,391         28,455
PROVISION FOR LOAN LOSSES                                      2,159          1,473          1,667          1,418
                NET INTEREST INCOME AFTER PROVISION
                FOR LOAN LOSSES                               32,155         28,953         32,724         27,037

NONINTEREST INCOME:
        SERVICE CHARGES AND FEES                               3,490          3,072          3,406          2,886
        TRUST AND OTHER FINANCIAL SERVICES INCOME                807            532            853            530
        INSURANCE COMMISSION INCOME                              370            342            385            464
        GAIN ON SALE OF MARKETABLE SECURITIES, NET               257           --              287             30
        GAIN ON SALE OF LOAN, NET                                709            362            509            103
        GAIN ON SALE OF REAL ESTATE OWNED, NET                   135            126             47            328
        INCREASE IN CASH SURRENDER VALUE OF BANK
                OWNED LIFE INSURANCE                             872           --              752           --
        OTHER OPERATING INCOME                                   368            323            433            322
                TOTAL NONINTEREST INCOME                       7,008          4,757          6,672          4,663

NONINTEREST EXPENSE:
        COMPENSATION AND EMPLOYEE BENEFITS                    13,570         12,016         13,050         11,330
        PREMISES AND OCCUPANCY COSTS                           3,322          2,890          3,176          2,788
        OFFICE OPERATIONS                                      2,262          1,798          1,878          1,643
        PROCESSING EXPENSES                                    2,217          1,697          1,933          1,688
        OTHER EXPENSES                                         3,086          2,561          2,722          2,341
                TOTAL NONINTEREST EXPENSE                     24,457         20,962         22,759         19,790

        INCOME BEFORE INCOME TAXES AND
                CUMULATIVE EFFECT OF ACCOUNTING CHANGE        14,706         12,748         16,637         11,910
        FEDERAL AND STATE INCOME TAXES                         4,418          3,940          5,194          3,708
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                             10,288          8,808         11,443          8,202
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE                  --             --             --            2,237
                        NET INCOME                       $    10,288          8,808         11,443         10,439

BASIC EARNINGS PER SHARE AMOUNTS:
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                        $      0.22    $      0.19    $      0.24    $      0.17
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE           $      0.00    $      0.00    $      0.00    $      0.05
        NET INCOME                                       $      0.22    $      0.19    $      0.24    $      0.22

DILUTED EARNINGS PER SHARE AMOUNTS:
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                        $      0.21    $      0.18    $      0.24    $      0.17
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE           $      0.00    $      0.00    $      0.00    $      0.05
        NET INCOME                                       $      0.21    $      0.18    $      0.24    $      0.22

RETURN ON AVERAGE EQUITY                                       12.33%         12.10%         14.20%         14.89%
RETURN ON AVERAGE ASSETS                                        0.84%          0.88%          1.03%          1.07%

BASIC COMMON SHARES OUTSTANDING                           47,610,073     47,448,433     47,563,940     47,432,161
DILUTED COMMON SHARES OUTSTANDING                         48,132,849     47,908,974     48,058,182     47,905,311

        * Adjusted for adoption of SFAS No. 147

NORTHWEST BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                  SIX MONTHS ENDED
                                                                     DECEMBER 31,
                                                                  2002         2001 *
INTEREST INCOME:
        LOANS RECEIVABLE                                   $   115,575        113,975
        MORTGAGE-BACKED SECURITIES                              12,867         13,910
        TAXABLE INVESTMENT SECURITIES                            4,757          6,366
        TAX-FREE INVESTMENT SECURITIES                           3,897          2,871
        INTEREST-EARNING DEPOSITS                                2,085          1,192
                TOTAL INTEREST INCOME                          139,181        138,314

INTEREST EXPENSE:
        DEPOSITS                                                57,000         71,788
        BORROWED FUNDS                                          13,476          7,645
                TOTAL INTEREST EXPENSE                          70,476         79,433

                NET INTEREST INCOME                             68,705         58,881
PROVISION FOR LOAN LOSSES                                        3,826          2,891
                NET INTEREST INCOME AFTER PROVISION
                FOR LOAN LOSSES                                 64,879         55,990

NONINTEREST INCOME:
        SERVICE CHARGES AND FEES                                 6,896          5,958
        TRUST AND OTHER FINANCIAL SERVICES INCOME                1,660          1,062
        INSURANCE COMMISSION INCOME                                755            806
        GAIN ON SALE OF MARKETABLE SECURITIES, NET                 544             30
        GAIN ON SALE OF LOAN, NET                                1,218            465
        GAIN ON SALE OF REAL ESTATE OWNED, NET                     182            454
        INCREASE IN CASH SURRENDER VALUE OF BANK
                OWNED LIFE INSURANCE                             1,624           --
        OTHER OPERATING INCOME                                     801            645
                TOTAL NONINTEREST INCOME                        13,680          9,420

NONINTEREST EXPENSE:
        COMPENSATION AND EMPLOYEE BENEFITS                      26,620         23,346
        PREMISES AND OCCUPANCY COSTS                             6,498          5,678
        OFFICE OPERATIONS                                        4,140          3,441
        PROCESSING EXPENSES                                      4,150          3,385
        OTHER EXPENSES                                           5,808          4,902
                TOTAL NONINTEREST EXPENSE                       47,216         40,752

        INCOME BEFORE INCOME TAXES AND
                CUMULATIVE EFFECT OF ACCOUNTING CHANGE          31,343         24,658
        FEDERAL AND STATE INCOME TAXES                           9,612          7,648
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                               21,731         17,010
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE                    --            2,237
                        NET INCOME                         $    21,731         19,247

BASIC EARNINGS PER SHARE AMOUNTS:
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                          $      0.46    $      0.36
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE             $      0.00    $      0.05
        NET INCOME                                         $      0.46    $      0.41

DILUTED EARNINGS PER SHARE AMOUNTS:
        INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                          $      0.45    $      0.35
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE             $      0.00    $      0.05
        NET INCOME                                         $      0.45    $      0.40

RETURN ON AVERAGE EQUITY                                         13.25%         13.50%
RETURN ON AVERAGE ASSETS                                          0.93%          0.98%

BASIC COMMON SHARES OUTSTANDING                             47,587,006     47,440,297
DILUTED COMMON SHARES OUTSTANDING                           48,095,515     47,907,142

        * Adjusted for adoption of SFAS No. 147

NORTHWEST BANCORP, INC. AND SUBSIDIARIES
SUPPLEMENTARY DATA
(DOLLARS IN THOUSANDS)

                                                    THREE MONTHS             SIX MONTHS
                                                  ENDED DECEMBER 31,     ENDED DECEMBER 31,
                                                  2002        2001        2002        2001
                                                -------    --------    --------    --------
ALLOWANCE FOR LOAN LOSSES
        BEGINNING BALANCE                       23,828      20,740      22,042      20,290
        PROVISION                                2,159       1,473       3,826       2,891
        CHARGE-OFFS                             (1,118)     (1,020)     (2,331)     (2,054)
        RECOVERIES                                 100         106         231         172
        ACQUISITIONS                              --          --         1,201        --
        ENDING BALANCE                          24,969      21,299      24,969      21,299

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED      0.13%       0.13%       0.13%       0.13%

                                                    DECEMBER 31,              JUNE 30,
                                                  2002        2001        2002        2001
                                               --------     -------     -------     -------
NON-PERFORMING LOANS                            27,899      18,030      15,800      17,635
REAL ESTATE OWNED, NET                           4,473       3,636       5,157       3,697
NON-PERFORMING ASSETS                           32,372      21,666      20,957      21,332

NON-PERFORMING LOANS TO
        TOTAL LOANS                               0.86%       0.61%       0.52%       0.61%
NON-PERFORMING ASSETS TO
        TOTAL ASSETS                              0.65%       0.53%       0.49%       0.55%
ALLOWANCE FOR LOAN LOSSES TO
        TOTAL LOANS                               0.77%       0.72%       0.73%       0.71%
ALLOWANCE FOR LOAN LOSSES TO
        NON-PERFORMING LOANS                     89.50%     118.13%     139.51%     115.06%

Average Balance Sheet
(Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of "assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages."


                                                                               Three Months Ended December 31,
                                                                       2002                                  2001
                                                       -----------------------------------   ------------------------------------
                                                          Average     Interest     Avg.         Average      Interest      Avg.
                                                          Balance                 Yield/        Balance                   Yield/
                                                                                   Cost                                    Cost
                                                       -----------   ----------  --------     ----------   -----------   --------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                        $ 3,196,734   $   58,364    7.30%      $2,906,042    $  56,702      7.80%
   Mortgage-backed securities (c)                      $   649,968   $    6,512    4.01%      $  509,799    $   6,543      5.13%
   Investment securities (c) (d) (e)                   $   327,351   $    5,246    6.41%      $  256,170    $   5,262      8.22%
   FHLB stock                                          $    26,675   $      220    3.30%      $   22,499    $     326      5.80%
   Other interest earning deposits                     $   367,193   $    1,215    1.32%      $  115,578    $     574      1.99%

Total interest earning assets                          $ 4,567,921   $   71,557    6.27%      $3,810,088    $  69,407      7.29%

Noninterest earning assets (f)                         $   330,315                            $  210,448

TOTAL ASSETS                                           $ 4,898,236                            $4,020,536

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                    $   775,107   $    4,448    2.30%      $  499,291    $   3,558      2.85%
   Now accounts                                        $   527,397   $    1,838    1.39%      $  380,840    $   1,168      1.23%
   Money market demand accounts                        $   489,163   $    2,992    2.45%      $  282,949    $   2,060      2.91%
   Certificate accounts                                $ 1,960,375   $   19,119    3.90%      $2,085,290    $  27,463      5.27%
   Borrowed funds (g)   $491,018                       $     5,543        5,543    4.52%      $  251,605    $   3,420      5.44%
   Guaranteed preferrred beneficial interests in the
   Company's junior subordinated debentures            $    99,000   $    1,916    7.74%      $   28,945    $     562      7.77%

Total interest bearing liabilities                     $ 4,342,060   $   35,856    3.30%      $3,528,920    $  38,231      4.33%

Noninterest bearing liabilities                        $   222,542   $  200,315

Total liabilities                                      $ 4,564,602   $3,729,235

Shareholders' equity                                   $   333,634   $  291,301

TOTAL LIABILITIES AND EQUITY                           $ 4,898,236   $4,020,536

Net interest income/ Interest rate spread                            $   35,701    2.97%                    $  31,176      2.96%

Net interest earning assets/ Net interest margin       $   225,861                 3.13%       $281,168                    3.27%

Ratio of interest earning assets to
 interest bearing liabilities                                1.05X                                1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as availabile-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale."
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

Average Balance Sheet
(Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of "assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages."

                                                                               Six Months Ended December 31,
                                                                       2002                                  2001
                                                       -----------------------------------   ------------------------------------
                                                          Average     Interest     Avg.         Average      Interest      Avg.
                                                          Balance                 Yield/        Balance                   Yield/
                                                                                   Cost                                    Cost
                                                       -----------   ----------  --------     ----------   -----------   --------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                        $3,127,902   $  116,264    7.43%       $2,886,359    $ 113,975      7.90%
   Mortgage-backed securities (c)                      $  599,216   $   12,867    4.30%       $  508,143    $  13,910      5.48%
   Investment securities (c) (d) (e)                   $  314,643   $   10,246    6.51%       $  240,132    $  10,007      8.34%
   FHLB stock                                          $   25,203   $      417    3.31%       $   22,499    $     709      6.30%
   Other interest earning deposits                     $  288,327   $    2,085    1.45%       $   80,096    $   1,192      2.98%

Total interest earning assets                          $4,355,291   $  141,879    6.52%       $3,737,229    $ 139,793      7.48%

Noninterest earning assets (f)                         $  307,404                             $  209,222

TOTAL ASSETS                                           $4,662,695                             $3,946,451

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                    $  747,813   $    9,199    2.46%       $  476,993    $   7,244      3.04%
   Now accounts                                        $  480,355   $    3,147    1.31%       $  381,937    $   2,346      1.23%
   Money market demand accounts                        $  455,793   $    5,818    2.55%       $  249,438    $   4,194      3.36%
   Certificate accounts                                $1,936,550   $   38,836    4.01%       $2,082,786    $  58,004      5.57%
   Borrowed funds (g)                                  $  398,404   $    9,631    4.84%       $  263,715    $   7,083      5.37%
   Guaranteed preferrred beneficial interests in the
   Company's junior subordinated debentures            $   99,000   $    3,845    7.77%       $   14,473    $     562      7.77%

Total interest bearing liabilities                     $4,117,915   $   70,476    3.42%       $3,469,342    $  79,433      4.58%

Noninterest bearing liabilities                        $  216,682                             $  191,984

Total liabilities                                      $4,334,597                             $3,661,326

Shareholders' equity                                   $  328,098                             $  285,125

TOTAL LIABILITIES AND EQUITY                           $4,662,695                             $3,946,451

Net interest income/ Interest rate spread                           $   71,403    3.10%                     $  60,360      2.90%

Net interest earning assets/ Net interest margin       $  237,376                 3.28%       $  267,887                   3.23%

Ratio of interest earning assets to
 interest bearing liabilities                               1.06X                                  1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as availabile-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale."
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.